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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 3, 2014

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

Suite 23, 3301 Spring Mountain Rd
Las Vegas, NV 89102
	(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(702) 776-8066

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

The Board of Directors of San Lotus Holding Inc., a Nevada corporation (the "Company"), has approved a reverse stock split of the Company's common stock at a ratio of 10 to 1 (the "Reverse Stock Split"). Upon effectiveness of the Reverse Stock Split, the par value of each share of the Company's Common Stock will be increased from $0.1 per share to $1 per share (the "Common Stock").

On October 8, 2014, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is filed herewith as Exhibit 99.1.

Reason for the Reverse Stock Split

The Reverse Stock Split is being effected in accordance with the decision of the Board of Directors of Company to effect a reverse stock split of the Common Stock not later than October 17, 2014.

Effects of the Reverse Stock Split

Effective Date and CUSIP Number. The Reverse Stock Split becomes effective with FINRA (the Financial Industry Regulatory Authority) and in the marketplace at the open of business on October 17, 2014 (the "Effective Date"), whereupon the shares of common stock will begin trading on a split-adjusted basis. Upon effectiveness of the Reverse Stock Split, the Company's trading symbol will change to "SLOTD" for a period of 20 business days, after which the "D" will be removed from the Company's trading symbol, which will revert to the original symbol of "SLOT". In connection with the reverse stock split, the Company's CUSIP number will change to79854T 206.

Split Adjustment; No Fractional Shares.  Upon effectiveness of the Reverse Stock Split, the total number of shares of the Company's Common Stock held by each stockholder will be converted automatically into the number of whole shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by such stockholder immediately prior to the Reverse Stock Split, divided by (ii) 10. No fractional shares will be issued, and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

Non-Certificated Shares. The Company's Stockholders are holding their shares in electronic form at brokerage firms. Accordingly, they do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

State Filing.  The Company filed a Certificate of Change (the "Certificate") pursuant to Nevada Revised Statutes ("NRS") Section 78.209 with the Secretary of State of the State of Nevada on October 3, 2014. Under Nevada law, no amendment to the Company's Articles of Incorporation is required in connection with the Reverse Stock Split. A copy of the Certificate is attached hereto as Exhibit 3.1 and incorporated herein by reference.

No Stockholder Approval Required. Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no stockholder approval is required. NRS Section 78.207 provides that the Company may affect the Reverse Stock Split without stockholder approval if (x) both the number of authorized shares of Common Stock and the number of outstanding shares of Common Stock are proportionally reduced as a result of the Reverse Stock Split (y) the Reverse Stock Split does not adversely affect any other class of stock of the Company and (z) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Company has complied with these requirements.

Capitalization. The Company is currently authorized to issue 1,500,000,000 shares of Common Stock. As a result of the Reverse Stock Split, the Company will be authorized to issue 150,000,000 shares of Common Stock. As of October 3, 2014, there were 836,820,542 shares of Common Stock outstanding. Because of the Reverse Stock Split, there will be approximately 83,682,054 shares of Common Stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares). Because of the Reverse Stock Split, the stated par value of the Common Stock changes from $0.1 to $1. Currently, the Company does not have any shares of preferred stock authorized, issued or outstanding. And, currently, the Company does not have any outstanding warrants and/or options to purchase the Company's securities.

Immediately after the Reverse Stock Split, each stockholder's percentage ownership interest in the Company and proportional voting power will remain virtually unchanged except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In addition to the information set forth in Item 3.03 above, which is incorporated herein by reference, the Board of Directors of the Company approves to effect the amendment to its bylaws as "Any issuance of shares of the Corporation shall be book-entry only, and the Corporation shall not issue any certificate for its shares." A copy of the amended bylaws is attached hereto as Exhibit 5.3 and incorporated herein by reference.

Item 8.01 Other Events.

a.       The Board of Directors of the Company approves to form following committees:

1.       Audit Committee consisted of following Independent Directors:

     Wu, Tsung Lun;

     Kwong, Edwin; and

     Lai, Chia Ling

2.       Nomination Committee consisted of following Independent Directors:

     Yueh, Jung Lin;

     Kwong, Edwin; and

     Chang, Kai

3.       Compensation Committee consisted of following Independent Directors:

     Wu, Tsung Lun;

     Kwong, Edwin; and

     Chang, Kai

The biography of each member consisting of the committees above was disclosed in the Post Effective Amendment No. 6 filed with SEC on July 7, 2014, which is incorporated herein by reference.

b.       The Board of Directors of the Company also approves to adopt following charters applicable to the committees above and the Code of Conduct applicable to all directors, officers, and employees:

     Audit Committee Charter;

     Nomination Committee Charter; and

     Compensation Committee Charter

The copies of adopted charters above are respectively attached hereto as Exhibit 8.1; 8.2; 8.3; and 8.4, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1 5.3 8.1 8.2 8.3 8.4

Certificate of Change Pursuant to Nevada Revised Statutes Section 78.209, as filed by San Lotus Holding Inc. with the Secretary of State of Nevada on October 3, 2014

Amended bylaws

Audit Committee Charter

Nomination Committee Charter

Compensation Committee Charter

Code of Conduct

99.1	Press Release of San Lotus Holding Inc. dated October 8, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

San Lotus Holding Inc.

By: /s/ Chen Li-Hsing
Date: October 8, 2014	Chen Li-Hsing
President and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description

3.1 5.3 8.1 8.2 8.3 8.4

Certificate of Change Pursuant to Nevada Revised Statutes Section 78.209, as filed by San Lotus Holding Inc. with the Secretary of State of Nevada on October 3, 2014

Amended bylaws

Audit Committee Charter

Nomination Committee Charter

Compensation Committee Charter

Code of Conduct

99.1	Press Release of San Lotus Holding Inc. dated October 8, 2014

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